Financial Instruments	6 Months Ended
Jun. 30, 2022
Financial Instruments

12.	Financial Instruments

For the majority of the borrowings and other loans, the fair values are not materially different from their carrying amounts since the interest payable on those borrowings is either close to current market rates or the borrowings are of a short-term nature. As at June 30, 2022, material differences are identified only for guaranteed other loans. Based on an estimated arms’ length interest rate of 9.87%, the fair value is €2.7 million (carrying amount is €3.0 million).

The fair values of all other financial instruments equal their book values as at June 30, 2022.